Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831							(27)%	(27)%	—	—
US and Puerto Rico	3,501	2,629	6,130	2,016	8,146	2,238	10,384	1,971							(44)%	(44)%	—	—
Europe	922	926	1,848	858	2,706	1,000	3,706	946							3%	3%	1%	1%
Rest of the World	748	811	1,559	787	2,346	858	3,204	765							2%	2%	(4)%	(4)%
Other	80	77	157	75	232	95	327	149							86%	86%	—	—

% of Total Sales	2012							2013							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr		YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%							—		—
US and Puerto Rico	66.7%	59.2%	63.2%	54.0%	60.7%	53.4%	58.9%	51.4%							(1530)		(1530)
Europe	17.6%	20.8%	19.1%	23.0%	20.1%	23.9%	21.0%	24.7%							710		710
Rest of the World	14.2%	18.3%	16.1%	21.0%	17.5%	20.5%	18.2%	20.0%							580		580
Other	1.5%	1.7%	1.6%	2.0%	1.7%	2.2%	1.9%	3.9%							240		240

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED MARCH 31, 2013

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2013	2012	Total Change	Volume	Price	Foreign Exchange
US and Puerto Rico	$1,971	$3,501	(44)%	(43)%	(1)%	—
Europe	946	922	3%	4%	(2)%	1%
Rest of the World	765	748	2%	7%	(1)%	(4)%
Other	149	80	86%	N/A	N/A	—

Total	$3,831	$5,251	(27)%	(26)%	(1)%	—

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2012							2013							% Change
	1st Qtr	2nd Qtr	6Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$5,251	$4,443	$9,694	$3,736	$13,430	$4,191	$17,621	$3,831							(27)%	(27)%

Cost of products sold	1,303	1,245	2,548	987	3,535	1,075	4,610	1,063							(18)%	(18)%
Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994							(1)%	(1)%
Advertising and product promotion	194	224	418	167	585	212	797	189							(3)%	(3)%
Research and development	909	962	1,871	951	2,822	1,082	3,904	930							2%	2%
Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—							—	—
Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)							(90)%	(90)%

Total Expenses	3,224	3,384	6,608	4,995	11,603	3,678	15,281	3,157							(2)%	(2)%

Earnings/(Loss) Before Income Taxes	$2,027	$1,059	$3,086	$(1,259)	$1,827	$513	$2,340	$674							(67)%	(67)%
Provision for/(Benefit from) income taxes	545	251	796	(546)	250	(411)	(161)	51							(91)%	(91)%

Net Earnings/(Loss)	$1,482	$808	$2,290	$(713)	$1,577	$924	$2,501	$623							(58)%	(58)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	381	163	544	(2)	542	(1)	541	14							(96)%	(96)%

Net Earnings/(Loss) Attributable to BMS	$1,101	$645	$1,746	$(711)	$1,035	$925	$1,960	$609							(45)%	(45)%

Earnings attributable to unvested restricted shares	(1)	—	(2)	—	(1)	(1)	(1)	—							(100)%	(100)%

Net Earnings/(Loss) used for Diluted EPS Calculation	$1,100	$645	$1,744	$(711)	$1,034	$924	$1,959	$609							(45)%	(45)%

Diluted Earnings/(Loss) per Common Share**	$0.64	$0.38	$1.02	$(0.43)	$0.61	$0.56	$1.16	$0.37							(42)%	(42)%

Average Common Shares Outstanding - Diluted	1,706	1,701	1,704	1,666	1,697	1,662	1,688	1,655							(3)%	(3)%
Dividends declared per common share	$0.34	$0.34	$0.68	$0.34	$1.02	$0.35	$1.37	$0.35							3%	3%

% of Net Sales	2012							2013							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	75.2%	72.0%	73.7%	73.6%	73.7%	74.3%	73.8%	72.3%							(290)	(290)

Cost of products sold	24.8%	28.0%	26.3%	26.4%	26.3%	25.7%	26.2%	27.7%							290	290
Marketing, selling and administrative	19.1%	22.6%	20.7%	28.7%	22.9%	27.3%	23.9%	25.9%							680	680
Advertising and product promotion	3.7%	5.0%	4.3%	4.5%	4.4%	5.1%	4.5%	4.9%							120	120
Research and development	17.3%	21.7%	19.3%	25.5%	21.0%	25.8%	22.2%	24.3%							700	700
Total expenses	61.4%	76.2%	68.2%	*	86.4%	87.8%	86.7%	82.4%							2,100	2,100

Earnings/ (Loss) Before Income Taxes	38.6%	23.8%	31.8%	(33.7)%	13.6%	12.2%	13.3%	17.6%							(2,100)	(2,100)
Net Earnings/ (Loss) Attributable to BMS	21.0%	14.5%	18.0%	(19.0)%	7.7%	22.1%	11.1%	15.9%							(510)	(510)

Other Ratios
Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%							(1,930)	(1,930)

Other (Income)/Expense	2012							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$42	$41	$83	$48	$131	$51	$182	$50							19%	19%
Investment income	(36)	(22)	(58)	(27)	(85)	(21)	(106)	(25)							(31)%	(31)%
Provision for restructuring	22	20	42	29	71	103	174	33							50%	50%
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—							(100)%	(100)%
Equity in net income of affiliates	(57)	(53)	(110)	(40)	(150)	(33)	(183)	(36)							(37)%	(37)%
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—							(100)%	(100)%
Gain on sale of product lines, businesses and assets	—	(3)	(3)	—	(3)	(50)	(53)	(1)							—	—
Other income received from alliance partners, net	(46)	(83)	(129)	(96)	(225)	(87)	(312)	(57)							24%	24%
Pension curtailments and settlements	—	—	—	3	3	155	158	—							—	—
Other	25	27	52	22	74	(7)	67	17							(32)%	(32)%

	$(184)	$(51)	$(235)	$(11)	$(246)	$166	$(80)	$(19)							(90)%	(90)%

*	In excess of +/- 100%
**	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2013

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$3,831	$5,251	(1,420)	(27)%	$(21)	$3,852	—	(27)%
Gross profit	2,768	3,948	(1,180)	(30)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	2,853	3,948	(1,095)	(28)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	74.5%	75.2%

Marketing, selling and administrative	994	1,002	(8)	(1)%	11	1,005	1%	—
Marketing, selling and administrative excluding specified items (a)	993	994	(1)	—	11	1,004	1%	1%

Advertising and product promotion	189	194	(5)	(3)%	1	190	1%	(2)%

SG&A excluding specified items as a % of sales	30.9%	22.6%

Research and development	930	909	21	2%	5	935	1%	3%
Research and development excluding specified items (a)	930	851	79	9%	5	935	1%	10%

Research and development excluding specified items as a % of sales	24.3%	16.2%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2013

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2013	2012	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2013 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Virology
Baraclude	366	325	41	13%	(6)	372	(1)%	14%
Reyataz	361	358	3	1%	(1)	362	—	1%
Sustiva Franchise	387	386	1	—	1	386	—	—

Oncology
Erbitux	162	179	(17)	(9)%	—	162	—	(9)%
Sprycel	287	231	56	24%	(6)	293	(3)%	27%
Yervoy	229	154	75	49%	—	229	—	49%

Neuroscience
Abilify	522	621	(99)	(16)%	—	522	—	(16)%

Metabolics
Bydureon	52	—	52	N/A	—	52	N/A	N/A
Byetta	85	—	85	N/A	—	85	N/A	N/A
Forxiga	3	—	3	N/A	—	3	N/A	N/A
Onglyza/Kombiglyze	202	161	41	25%	(1)	203	(1)%	26%

Immunoscience
Nulojix	5	1	4	*	—	5	N/A	*
Orencia	320	254	66	26%	(5)	325	(2)%	28%

Cardiovascular
Avapro/Avalide	46	207	(161)	(78)%	2	44	1%	(79)%
Eliquis	22	—	22	N/A	—	22	N/A	N/A
Plavix	91	1,693	(1,602)	(95)%	2	89	—	(95)%

Mature Products and All Other	691	681	10	1%	(7)	698	(1)%	2%

Total	3,831	5,251	(1,420)	(27)%	(21)	3,852	—	(27)%

Total excluding Plavix and Avapro/Avalide	3,694	3,351	343	10%	(25)	3,719	(1)%	11%

*	In excess of +/- 100%

**	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rdQtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	5,251	4,443	9,694	3,736	13,430	4,191	17,621	3,831							(27)%	(27)%	—	—

Virology
Baraclude	325	357	682	346	1,028	360	1,388	366							13%	13%	(1)%	(1)%
Reyataz	358	406	764	363	1,127	394	1,521	361							1%	1%	—	—
Sustiva Franchise (a)	386	388	774	370	1,144	383	1,527	387							—	—	—	—
Oncology
Erbitux	179	179	358	173	531	171	702	162							(9)%	(9)%	—	—
Sprycel	231	244	475	263	738	281	1,019	287							24%	24%	(3)%	(3)%
Yervoy	154	162	316	179	495	211	706	229							49%	49%	—	—
Neuroscience
Abilify (b)	621	711	1,332	676	2,008	819	2,827	522							(16)%	(16)%	—	—
Metabolics
Bydureon	—	—	—	20	20	58	78	52							N/A	N/A	N/A	N/A
Byetta	—	—	—	55	55	94	149	85							N/A	N/A	N/A	N/A
Forxiga	—	—	—	—	—	—	—	3							N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (c)	161	172	333	178	511	198	709	202							25%	25%	(1)%	(1)%
Immunoscience
Nulojix	1	3	4	3	7	4	11	5							*	*	N/A	N/A
Orencia (d)	254	290	544	307	851	325	1,176	320							26%	26%	(2)%	(2)%
Cardiovascular
Avapro/Avalide	207	117	324	95	419	84	503	46							(78)%	(78)%	1%	1%
Eliquis	—	1	1	—	1	1	2	22							N/A	N/A	N/A	N/A
Plavix	1,693	741	2,434	64	2,498	49	2,547	91							(95)%	(95)%	—	—

Mature Products and All Other (e)	681	672	1,353	644	1,997	759	2,756	691							1%	1%	(1)%	(1)%

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	1,077	1,165	2,242	1,089	3,331	1,145	4,476	1,121							4%	4%	(1)%	(1)%
Oncology	679	707	1,386	728	2,114	777	2,891	772							14%	14%	(1)%	(1)%
Neuroscience	627	716	1,343	680	2,023	823	2,846	526							(16)%	(16)%	—	—
Metabolics	194	206	400	299	699	409	1,108	400							*	*	(2)%	(2)%
Immunocience	255	292	547	311	858	329	1,187	325							27%	27%	(2)%	(2)%
Cardiovascular	1,991	958	2,949	243	3,192	223	3,415	243							(88)%	(88)%	—	—
Other Therapeutic Areas	428	399	827	386	1,213	485	1,698	444							4%	4%	—	—

*	In excess of +/- 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes Kombiglyze sales of $56M and $36M for the three months ended March 31, 2013 and March 31, 2012, respectively.
(d)	Includes Orencia SubQ sales of $84M and $31M for the three months ended March 31, 2013 and March 31, 2012, respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Symlin sales of $16M for the three months ended March 31, 2013.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL (a)	3,501	2,629	6,130	2,016	8,146	2,238	10,384	1,971							(44)%	(44)%

Virology
Baraclude	56	59	115	61	176	65	241	68							21%	21%	6%	6%
Reyataz	188	199	387	197	584	199	783	193							3%	3%	(8)%	(8)%
Sustiva Franchise (b)	254	259	513	250	763	253	1,016	251							(1)%	(1)%	(4)%	(4)%
Oncology
Erbitux	176	176	352	169	521	167	688	158							(10)%	(10)%	N/A	N/A
Sprycel	95	91	186	109	295	109	404	115							21%	21%	18%	18%
Yervoy (c)	117	122	239	123	362	141	503	159							36%	36%	N/A	N/A
Neuroscience
Abilify (d)	445	533	978	507	1,485	617	2,102	328							(26)%	(26)%	(2)%	(2)%
Metabolics
Bydureon	—	—	—	20	20	55	75	52							N/A	N/A	N/A	N/A
Byetta	—	—	—	55	55	92	147	84							N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (e)	120	126	246	130	376	140	516	140							17%	17%	8%	8%
Immunoscience
Nulojix	1	2	3	3	6	3	9	4							*	*	N/A	N/A
Orencia(f)	171	199	370	211	581	216	797	214							25%	25%	N/A	N/A
Cardiovascular
Avapro/Avalide	108	22	130	9	139	16	155	—							(100)%	(100)%	(92)%	(92)%
Eliquis	—	—	—	—	—	—	—	17							N/A	N/A	N/A	N/A
Plavix	1,648	713	2,361	43	2,404	20	2,424	66							(96)%	(96)%	(98)%	(98)%

Mature Products and All Other (g)	122	128	250	129	379	145	524	122							—	—

Total excluding Plavix and Avapro/Avalide	1,745	1,894	3,639	1,964	5,603	2,202	7,805	1,905							9%	9%

	2012							2013							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	498	519	1,017	509	1,526	518	2,044	513							3%	3%
Oncology	412	414	826	423	1,249	438	1,687	451							9%	9%
Neuroscience	445	534	979	506	1,485	617	2,102	328							(26)%	(26)%
Metabolics	127	132	259	224	483	316	799	298							*	*
Immunoscience	172	201	373	214	587	219	806	217							26%	26%
Cardiovascular	1,784	766	2,550	79	2,629	61	2,690	108							(94)%	(94)%
Other Therapeutic Areas	63	63	126	61	187	69	256	56							(11)%	(11)%

*	In excess of +/- 100%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, Federal facilities including Veterans Administration hospitals, and long-term care, among others. Erbitux, Yervoy and Nulojix, and the intravenous formulation of Orencia are parenterally administered products and do not have prescription-level data as these products are not dispensed through retail and mail order channels. The data is provided by Wolters Kluwer Health, except for Sprycel and Orencia SC, and is based on the Source Prescription Audit. Sprycel and Orencia SC demand is based on information from the Next-Generation Prescription Service version 2.0 of the National Prescription Audit provided by IMS Health. The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Domestic net sales include United States and Puerto Rico.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Includes $25 million of net sales that were previously deferred until sufficient historical experience to estimate sales returns was developed. The following table provides a reconciliation of the net impact of reversal of previously deferred net sales.

	2013 1st Qtr	2012 1st Qtr	% Change Qtr vs. Qtr

Yervoy Net Sales As Reported	159	117	36%
Reversal of deferred revenues, net	(25)	—	N/A

Yervoy Net Sales - Adjusted	134	117	15%

(d)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2013 1st Qtr	2012 1st Qtr	% Change Qtr vs. Qtr

Abilify Net Sales As Reported	328	445	(26)%
Contractual share change from 51.5% to 35%	155	—	N/A

Abilify Net Sales - Adjusted	483	445	9%

(e)	Includes Kombiglyze sales of $47M and $36M for the three months ended March 31, 2013 and March 31, 2012, respectively.
(f)	Includes Orencia SubQ sales of $70M and $31M for the three months ended March 31, 2013 and March 31, 2012, respectively.
(g)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets. Includes Symlin sales of $16M for the three months ended March 31, 2013.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2012							2013							% Change		FX Impact
	1st Qr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD v s. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,750	1,814	3,564	1,720	5,284	1,953	7,237	1,860							6%	6%	(1)%	(1)%

Virology
Baraclude	269	298	567	285	852	295	1,147	298							11%	11%	(2)%	(2)%
Reyataz	170	207	377	166	543	195	738	168							(1)%	(1)%	—	—
Sustiva Franchise (a)	132	129	261	120	381	130	511	136							3%	3%	1%	1%
Oncology
Erbitux	3	3	6	4	10	4	14	4							33%	33%	—	—
Sprycel	136	153	289	154	443	172	615	172							26%	26%	(5)%	(5)%
Yervoy	37	40	77	56	133	70	203	70							89%	89%	—	—
Neuroscience
Abilify (b)	176	178	354	169	523	202	725	194							10%	10%	—	—
Metabolics
Bydureon	—	—	—	—	—	3	3	—							N/A	N/A	N/A	N/A
Byetta	—	—	—	—	—	2	2	1							N/A	N/A	N/A	N/A
Forxiga	—	—	—	—	—	—	—	3							N/A	N/A	N/A	N/A
Onglyza/Kombiglyze	41	46	87	48	135	58	193	62							51%	51%	(3)%	(3)%
Immunoscience
Nulojix	—	1	1	—	1	1	2	1							—	—	N/A	N/A
Orencia	83	91	174	96	270	109	379	106							28%	28%	(6)%	(6)%
Cardiovascular
Avapro/Avalide	99	95	194	86	280	68	348	46							(54)%	(54)%	1%	1%
Eliquis	—	1	1	—	1	1	2	5							N/A	N/A	N/A	N/A
Plavix	45	28	73	21	94	29	123	25							(44)%	(44)%	3%	3%

Mature Products and All Other (c)	559	544	1,103	515	1,618	614	2,232	569							2%	2%	(1)%	(1)%

	2012							2013							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs.YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Virology	579	646	1,225	580	1,805	627	2,432	608							5%	5%	(1)%	(1)%
Oncology	267	293	560	305	865	339	1,204	321							20%	20%	(5)%	(5)%
Neuroscience	182	182	364	174	538	206	744	198							9%	9%	—	—
Metabolics	67	74	141	75	216	93	309	102							52%	52%	(2)%	(2)%
Immunoscience	83	91	174	97	271	110	381	108							30%	30%	(6)%	(6)%
Cardiovascular	207	192	399	164	563	162	725	135							(35)%	(35)%	1%	1%
Other Therapeutic Areas	365	336	701	325	1,026	416	1,442	388							6%	6%	1%	1%

*	In excess of +/- 100%
(a)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2012							2013
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year

Gross Profit	$3,948	$3,198	$7,146	$2,749	$9,895	$3,116	$13,011	$2,768
Specified items (a)	—	147	147	54	201	84	285	85
Gross profit excluding specified items	3,948	3,345	7,293	2,803	10,096	3,200	13,296	2,853

Marketing, selling and administrative	1,002	1,004	2,006	1,071	3,077	1,143	4,220	994
Specified items (a)	(8)	(5)	(13)	(70)	(83)	(2)	(85)	(1)
Marketing, selling and administrative excluding specified items	994	999	1,993	1,001	2,994	1,141	4,135	993

Research and development	909	962	1,871	951	2,822	1,082	3,904	930
Specified items (a)	(58)	(45)	(103)	(48)	(151)	(65)	(216)	—
Research and development excluding specified items	851	917	1,768	903	2,671	1,017	3,688	930

Other (income)/expense	(184)	(51)	(235)	(11)	(246)	166	(80)	(19)
Specified items (a)	81	(43)	38	(116)	(78)	(249)	(327)	(19)
Other (income)/expense excluding specified items	(103)	(94)	(197)	(127)	(324)	(83)	(407)	(38)

Effective Tax Rate	26.9%	23.7%	25.8%	43.4%	13.7%	(80.1)%	(6.9)%	7.6%
Specified items (a)	(0.2)%	1.6%	0.3%	(22.9)%	11.3%	95.1%	30.1%	3.4%
Effective Tax Rate excluding specified items	26.7%	25.3%	26.1%	20.5%	25.0%	15.0%	23.2%	11.0%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2012							2013
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Accelerated depreciation, asset impairment and other shutdown costs	$—	$147	$147	$—	$147	$—	$147	$—
Amortization of acquired Amylin intangible assets	—	—	—	91	91	138	229	138
Amortization of Amylin collaboration proceeds	—	—	—	(46)	(46)	(68)	(114)	(67)
Amortization of Amylin inventory adjustment	—	—	—	9	9	14	23	14

Cost of products sold	—	147	147	54	201	84	285	85

Stock compensation from accelerated vesting of Amylin awards	—	—	—	67	67	—	67	—
Process standardization implementation costs	8	5	13	3	16	2	18	1

Marketing, selling and administrative	8	5	13	70	83	2	85	1

Stock compensation from accelerated vesting of Amylin awards	—	—	—	27	27	—	27	—
Upfront, milestone and other licensing payments	—	—	—	21	21	26	47	—
IPRD impairment	58	45	103	—	103	39	142	—

Research and development	58	45	103	48	151	65	216	—

Impairment charge for BMS-986094 intangible asset	—	—	—	1,830	1,830	—	1,830	—

Provision for restructuring	22	20	42	29	71	103	174	33
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(51)	(51)	—
Pension curtailments and settlements	—	—	—	—	—	151	151	—
Acquisition related expenses	12	1	13	29	42	1	43	—
Litigation charges/(recoveries)	(172)	22	(150)	50	(100)	55	(45)	—
Out-licensed intangible asset impairment	38	—	38	—	38	—	38	—
Loss on debt repurchase	19	—	19	8	27	—	27	—
Upfront, milestone and other licensing receipts	—	—	—	—	—	(10)	(10)	(14)

Other (income)/expense	(81)	43	(38)	116	78	249	327	19

Increase/(decrease) to pretax income	(15)	240	225	2,118	2,343	400	2,743	105

(Income tax)/tax benefit on items above	8	(77)	(69)	(722)	(791)	(156)	(947)	(35)
Specified tax benefit*	—	—	—	—	—	(392)	(392)	—

(Income tax)/tax benefit	8	(77)	(69)	(722)	(791)	(548)	(1,339)	(35)

Increase/(decrease) to net earnings	$(7)	$163	$156	$1,396	$1,552	$ (148)	$1,404	$70

*	The 2012 specified tax benefit relates to a capital loss deduction.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2012	2012	2012	2013	2013	2013	2013

Cash and cash equivalents	$2,307	$2,801	$1,503	$1,656	$1,355
Marketable securities - current	2,722	2,236	1,427	1,173	1,178
Marketable securities - long term	3,585	3,732	3,698	3,523	3,242

Cash, cash equivalents and marketable securities	8,614	8,769	6,628	6,352	5,775
Short-term borrowings and current portion of long-term debt	145	236	751	826	1,372
Long-term debt	5,270	5,209	6,608	6,568	6,522

Net cash/(debt) position	$3,199	$3,324	$(731)	$(1,042)	$(2,119)

BRISTOL-MYERS SQUIBB COMPANY

2013 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2013
Projected Diluted Earnings Attributable to Shareholders per Common Share – GAAP	$1.54 to $1.64
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.12
Upfront, milestone and other	0.01
Amortization of Amylin intangible assets and collaboration proceeds	0.11

Total	0.24

Projected Diluted Earnings Attributable to Shareholders per Common Share – Non-GAAP	$1.78 to $1.88

Gross margin as a percentage of sales on a GAAP and non-GAAP basis for the three months ended March 31, 2013 was 72.3% and 74.5%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2013 between 72% and 73%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See “– Reconciliation of GAAP and NON-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact”.

Research and development expenses on a GAAP and non-GAAP basis for the three months ended March 31, 2013 were $930 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2013 to grow in the low single digit range compared to 2012. It is estimated that 30% to 40% of the research and development expenses in 2013 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended March 31, 2013 were $994 million, which included specified items of $1 million. On a non-GAAP basis, for the three months ended March 31, 2013 marketing, selling and administrative expenses were $993 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2013 to remain flat compared to 2012. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The effective tax rate on a GAAP basis for the three months ended March 31, 2013 was 7.6%. On a non-GAAP basis, for the three months ended March 31, 2013 the effective tax rate was 11.0%. On a non-GAAP basis, the Company projects an annual effective tax rate of approximately 16%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See “– Reconciliation of Certain NON-GAAP Line Items to Certain GAAP Line Items”.

The GAAP financial results for the full year 2013 will include specified items, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments, and net amortization of acquired intangible assets and deferred income related to Amylin. The GAAP financial results for the full year 2013 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities, pension settlement charges and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports First Quarter 2013 Financial Results, April 25, 2013 including “2013 Financial Guidance” and “Use of Non-GAAP Financial Information” therein.